Exhibit 99.2

Investor Presentation
Fourth Quarter 2009 Results February 10, 2010

Disclosure

The following materials have been prepared for use in the February 10, 2010 conference call on Omnicom’s results of operations for the period ended December 31, 2009. The call will be archived on the Internet at http://www.omnicomgroup.com/financialwebcasts.

Forward-Looking Statements

Certain of the statements in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. In addition, from time to time, we or our representatives have made or may make forward-looking statements, orally or in writing. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity, or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, global economic conditions and renewed turmoil in the credit markets, losses on media purchases on behalf of clients, reductions in client spending and/or a slowdown in client payments, competitive factors, changes in client communication requirements, the hiring and retention of personnel, our ability to attract new clients and retain existing clients, changes in government regulations impacting our advertising and marketing strategies, risks associated with assumptions we make in connection with our critical accounting estimates, legal proceedings, settlements, investigations and claims, and our international operations, which are subject to the risks of currency fluctuations and foreign exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements are our present expectations. Actual events or results may differ. We undertake no obligation to update or revise any forward-looking statement, except as required by law.

Other Information

All dollar amounts are in millions except for per share amounts. The following financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

February 10, 2010	1

2009 vs. 2008 P&L Summary

	Fourth Quarter			Full Year

	2009	2008	% Δ	2009	2008	% Δ
Revenue	$3,265.9	$3,371.3	-3.1%	$11,720.7	$13,359.9	-12.3%

Operating Income (a) (b)	399.6	448.4	-10.9%	1,374.9	1,689.4	-18.6%

% Margin	12.2%	13.3%		11.7%	12.6%

Net Interest Expense	28.6	23.9		100.7	74.3

Income Before Tax	371.0	424.5	-12.6%	1,274.2	1,615.1	-21.1%

% Margin	11.4%	12.6%		10.9%	12.1%

Taxes	124.7	142.0		433.6	542.7

% Tax Rate	33.6%	33.5%		34.0%	33.6%

Income from Equity Method Investments	10.3	16.0		30.8	42.0

Net Income (c)	256.6	298.5		871.4	1,114.4

Less: Net Income Attributed to Noncontrolling Interests (c)	(27.0)	(27.5)		(78.4)	(114.1)

Net Income – Omnicom Group	$229.6	$271.0	-15.3%	$793.0	$1,000.3	-20.7%

Net Income per Common Share – Omnicom Group – Diluted (d)	$0.73	$0.87	-16.1%	$2.53	$3.14	-19.4%

(a)	In the fourth quarter of 2009, we recorded an aggregate charge of $0.8 million consisting of a net gain of $32.4 million related to a non-cash remeasurement gain, offset by impairment charges, and a charge of $33.2 million in connection with the loss of a significant client in the automotive sector that consisted primarily of severance and lease termination costs.
(b)	Operating income includes depreciation and amortization expense of $68.9 million and $59.7 million for the three months and $242.7 million and $235.9 million for the full year ended December 31, 2009 and 2008, respectively.
(c)	On January 1, 2009, we retrospectively adopted revisions to ASC Topic 810 Consolidation. In accordance with the presentation requirements of ASC Topic 810, we modified the format of our consolidated statement of income to conform to the disclosure requirements of the revised guidance.
(d)	See page 20 for supplemental earnings per share information.

February 10, 2010	2

2009 Total Revenue Change

	Fourth Quarter		Full Year
	$	% Δ	$	% Δ
Prior Period Revenue	$3,371.3		$13,359.9

Foreign Exchange (FX) Impact (a)	130.5	3.9%	(454.3)	-3.4%

Acquisition Revenue (b)	(25.1)	-0.7%	(30.8)	-0.2%

Organic Revenue (c)	(210.8)	-6.3%	(1,154.1)	-8.7%

Current Period Revenue	$3,265.9	-3.1%	$11,720.7	-12.3%

(a)	To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue. The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.
(b)	Acquisition revenue is the aggregate of the applicable prior period revenue of the acquired businesses. Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.
(c)	Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

February 10, 2010	3

2009 Revenue by Discipline

	$ Mix	% Change (a)	% Organic Change (b)
Advertising	$1,467.4	0.1%	-4.8%

CRM	1,239.4	-3.6%	-7.3%

PR	277.3	-8.5%	-9.3%

Specialty	281.8	-11.2%	-5.8%

	$ Mix	% Change (a)	% Organic Change (b)
Advertising	$5,195.0	-10.0%	-6.5%

CRM	4,383.1	-12.9%	-9.9%

PR	1,075.3	-14.8%	-10.6%

Specialty	1,067.3	-17.6%	-11.2%

(a)	“Change” is the year-over-year decrease from the prior period.
(b)	“Organic Change” reflects the year-over-year decrease in revenue from the prior period, excluding the Foreign Exchange Impact and Acquisition Revenue, as defined on page 3.

February 10, 2010	4

2009 Revenue By Geography

	$ Mix	$ Change (a)
United States	$1,630.4	$(129.1)

Organic		(106.5)

Acquisition		(22.6)

International	$1,635.5	$23.7

Organic		(104.3)

Acquisition		(2.5)

FX		130.5

	$ Mix	%Change(a)	%Organic Change (b)

United States	$1,630.4	-7.3%	-6.0%

Euro Currency Markets	748.0	-2.7%	-11.3%

United Kingdom	299.5	0.2%	-0.6%

Other	588.0	8.1%	-2.9%

	$ Mix	$ Change (a)
United States	$6,178.4	$(711.6)

Organic		(670.6)

Acquisition		(41.0)

International	$5,542.3	$(927.6)

Organic		(483.5)

Acquisition		10.2

FX		(454.3)

	$ Mix	%Change(a)	%Organic Change (b)

United States	$6,178.4	-10.3%	-9.7%

Euro Currency Markets	2,551.3	-14.6%	-10.2%

United Kingdom	1,045.3	-21.1%	-6.5%

Other	1,945.7	-9.7%	-4.2%

(a)	“Change” is the year-over-year increase or decrease from the prior period.
(b)	“Organic Change” reflects the year-over-year decrease in revenue from the prior period, excluding the Foreign Exchange Impact and Acquisition Revenue, as defined on page 3.

February 10, 2010	5

Revenue By Industry

Charts represent the amount of revenue attributable to each industry expressed as a percentage of the total revenue from Omnicom’s current 1,000 largest clients for the years ended December 31, 2009 and 2008, respectively.

February 10, 2010	6

Cash Flow – GAAP Presentation (condensed)

	Full Year

	2009	2008
Net Income	$871.4	$1,114.4

Share-Based Compensation Expense	78.6	59.3

Gain on Remeasurement of Affiliate	(41.3)	–

Depreciation and Amortization	242.8	235.9

Other Non-Cash Items to Reconcile to Net Cash Provided by (Used in) Operating Activities, net	15.7	(1.1)

Other Changes in Operating Capital	564.4	(14.3)

Net Cash Provided by Operating Activities	1,731.6	1,394.2

Capital Expenditures	(130.6)	(212.2)

Acquisitions	(137.4)	(362.2)

Proceeds from Sale of Investments	45.2	40.9

Payments to Acquire Investments	(3.2)	(63.9)

Net Cash Used in Investing Activities	(226.0)	(597.4)

Dividends	(187.1)	(192.0)

Proceeds from Short-term Debt, net	2.5	5.1

Proceeds from Long-term Debt, net	497.3	2.4

Repayment of Convertible Debt	(1,315.5)	(2.0)

Stock Repurchases	(15.0)	(846.8)

Proceeds from Stock Plans	18.6	86.0

Excess Tax Benefit on Share-based Compensation	–	12.9

Payments to Noncontrolling Interests	(20.8)	(82.6)

Other Financing Activities, net	(108.0)	(119.4)

Net Cash Used in Financing Activities	(1,128.0)	(1,136.4)

Effect of exchange rate changes on cash and cash equivalents	112.1	(356.3)

Net Increase (Decrease) in Cash and Cash Equivalents	$489.7	$(695.9)

February 10, 2010	7

Current Credit Picture

	Full Year
	2009		2008
EBITDA (a)	$1,618		$1,925

Gross Interest Expense (a)	122.2		124.6

EBITDA / Gross Interest Expense	13.2	x	15.4	x

Total Debt / EBITDA	1.4	x	1.6	x

Debt

Bank Loans (Due Less Than 1 Year)	$37		$16

CP Issued Under $2.5B Revolver Due 6/23/11	–		–

Borrowings Under $2.5B Revolver Due 6/23/11	–		–

Convertible Notes Due 2/7/31 (b)	6		847

Convertible Notes Due 7/31/32 (c)	253		727

Convertible Notes Due 7/1/38 (d)	467		467

Senior Notes Due 4/15/16	997		996

Senior Notes Due 7/15/19	497		–

Other Debt	1		20

Total Debt	$2,258		$3,073

Cash and Short Term Investments	1,595		1,112

Net Debt	$663		$1,961

(a)	“EBITDA” and “Gross Interest Expense” calculations shown are for the twelve months ending December 31. EBITDA is defined as operating income before interest, taxes, depreciation and amortization. Although EBITDA is a non-GAAP measure, we believe EBITDA is more meaningful for purposes of this analysis because the financial covenants in our credit facilities are based on EBITDA (see reconciliation of Operating Income to EBITDA on page 22).
(b)	On February 7, 2010, holders of $5.7 million aggregate principal amount of Omnicom’s convertible notes due 2031 put their notes to Omnicom for purchase at par in accordance with the terms of the indenture under which the convertible notes were issued.
(c)	The next put date for our convertible notes due 2032 is July 31, 2010.
(d)	The next put date for our convertible notes due 2038 is June 15, 2010.

February 10, 2010	8

Current Liquidity Picture

		As of December 31, 2009
	Total Amount of Facility	Outstanding	Available
Committed Facilities

Revolver Facility (a) & Outstanding Commercial Paper	$2,500	$–	$2,500

Other Committed Credit Facilities	37	37	–

Total Committed Facilities	2,537	37	2,500

Uncommitted Facilities (b)	363	–	–	(b)

Total Credit Facilities	$2,900	$37	$2,500

Cash and Short Term Investments			1,595

Total Liquidity Available			$4,095

(a)	Credit facility expires June 23, 2011.
(b)	Represents uncommitted facilities primarily outside the United States. These amounts are excluded from our available liquidity for purposes of this presentation.

February 10, 2010	9

Omnicom Debt Structure Supplemental Information

Omnicom Debt Structure

The above chart sets forth Omnicom’s debt outstanding at December 31, 2009. The amounts reflected above for the 2016 and 2019 Senior Notes represent the principal amount of these notes at maturity on April 15, 2016 and July 15, 2019, respectively.

February 10, 2010	11

Omnicom Debt Structure

The Bank Facility and Commercial Paper Program together provide liquidity in the event any convertible notes are put. We believe that we will then have flexibility to refinance in different debt capital markets.

Our 2038 Convertible Notes are putable in June 2010, 2013, 2018, 2023 and annually thereafter until maturity. Our 2032 Convertible Notes are putable in July 2010 and annually thereafter until maturity.

For purposes of this presentation we have included the following borrowings as of December 31, 2009 as outstanding through June 2011, the date of expiration of our five-year credit facility: short-term borrowings of $37 million and other debt of $7 million.

February 10, 2010	12

Senior Notes Due 2019

Principal Amount	$500 Million

Co - Issuers	Omnicom Group, Omnicom Finance, Omnicom Capital

Date	July 1, 2009

Maturity	July 15, 2019

Security	Unsecured, pari passu with Bank Facility

Coupon	6.25%

Spread Over Comparable Treasury at Issue	2.75%

Moody’s: Baa1
Ratings	S&P: A-
Fitch: A-

February 10, 2010	13

Senior Notes Due 2016

Principal Amount	$1 Billion

Co - Issuers	Omnicom Group, Omnicom Finance, Omnicom Capital

Date	March 29, 2006

Maturity	April 15, 2016

Security	Unsecured, pari passu with Bank Facility

Coupon	5.90%

Spread Over Comparable Treasury at Issue	1.30%

Moody’s: Baa1
Rating	S&P: A-
Fitch: A-

February 10, 2010	14

2032 Convertible Notes

Principal Amount	$253 Million

Co - Issuers	Omnicom Group, Omnicom Finance, Omnicom Capital

Date	March 6, 2002

Maturity	July 31, 2032, with a put in July 2010 and annually
thereafter until maturity

Security	Unsecured, pari passu with Bank Facility

Coupon	0.00%

Conversion Price	$55

Moody’s: Baa1
Rating	S&P: A-
Fitch: A-

February 10, 2010	15

2038 Convertible Notes

Principal Amount	$467 Million

Co - Issuers	Omnicom Group, Omnicom Finance, Omnicom Capital

Date	June 10, 2003

Maturity	June 15, 2038 with puts in June of 2010, 2013, 2018, 2023 and annually thereafter until maturity

Security	Unsecured, pari passu with Bank Facility

Coupon	0.00%

Conversion Price	$51.50

Moody’s: Baa1
Rating	S&P: A-
Fitch: A-

February 10, 2010	16

Current Bank Credit Facility

Amount	$2.5 Billion

Type	Unsecured Revolving Credit

Maturity	5 Years – June 2011

Facility Fee	13BP per annum

Drawn Rate	Libor +17BP

Covenants	-Maximum Debt to EBITDA 3:1
-Minimum Interest Coverage 5:1

February 10, 2010	17

Current Omnicom Credit Ratings

	Moody’s	S&P	Fitch
Long Term Ratings	Baa1	A-	A-

Short Term Ratings	P2	A2	F2

Outlook	Stable	Negative	Stable

Note: Reflects credit ratings as of February 8, 2010.

February 10, 2010	18

Supplemental Financial Information

2009 vs. 2008 Earnings Per Share (a)

	Fourth Quarter		Full Year

	2009	2008	2009	2008
Net Income per Common Share – Omnicom Group:

Basic	$0.74	$0.87	$2.54	$3.17

Diluted	0.73	0.87	2.53	3.14

Earnings Available for Common Shares:

Net Income – Omnicom Group	$229.6	$271.0	$793.0	$1,000.3

Earnings Allocated to Participating Securities	(2.5)	(3.9)	(9.1)	(13.1)

Earnings Available for Common Shares	$227.1	$267.1	$783.9	$987.2

Weighted Average Shares (millions):

Basic	308.9	307.2	308.2	313.0

Diluted	312.9	307.2	310.4	314.8

Dividend Declared per Share	$0.150	$0.150	$0.600	$0.600

(a)	On January 1, 2009, we adopted revisions to ASC Topic 260 Earnings per Share – Participating Securities and the Two-Class Method, which provides that all outstanding unvested share-based payments that contain rights to non-forfeitable dividends participate in the undistributed earnings with the common shareholders and are therefore participating securities. Companies with participating securities are required to apply the two-class method in calculating basic and diluted earnings per share. On adoption of the revised guidance, we retrospectively restated basic and diluted Net Income per Common Share –- Omnicom Group Inc. for each period presented.

February 10, 2010	20

Acquisition Related Expenditures

Full Year

New Subsidiary Acquisitions (a)	$5

Affiliates to Subsidiaries (b)	16

Affiliates (c)	3

Existing Subsidiaries (d)	21

Earn-outs (e)	113

Total Acquisition Expenditures (f)	$158

(a)	Includes acquisitions of a majority interest in agencies resulting in their consolidation.
(b)	Includes acquisitions of additional equity interests in existing affiliate agencies resulting in their majority ownership and consolidation.
(c)	Includes acquisitions of less than a majority interest in agencies in which Omnicom did not have a prior equity interest and the acquisition of additional interests in existing affiliated agencies that did not result in majority ownership.
(d)	Includes the acquisition of additional equity interests in already consolidated subsidiary agencies which are recorded to Equity – Noncontrolling Interest.
(e)	Includes additional consideration paid for acquisitions completed in prior periods.
(f)	Total Acquisition Expenditures figure is net of cash acquired.

February 10, 2010	21

Reconciliation of non-GAAP Measure

	Full Year
	2009	2008
EBITDA	$1,617.6	$1,925.3

Depreciation	186.4	182.8

Amortization	56.3	53.1

Operating Income	1,374.9	1,689.4

Interest Expense	100.7	74.3

Income Before Tax	1,274.2	1,615.1

Taxes	433.6	542.7

Income from Equity Method Investments	30.8	42.0

Net Income	871.4	1,114.4

Less: Net Income Attributed to Noncontrolling Interests	(78.4)	(114.1)

Net Income - Omnicom Group	$793.0	$1,000.3

The covenants contained in our credit facility are based on the EBITDA ratios as presented on pages 8 & 17 of this presentation. The above reconciles EBITDA to the GAAP financial measures the periods presented.

EBITDA is a non-GAAP financial measure within the meaning of applicable SEC rules and regulations. Our credit facility defines EBITDA as earnings before deducting interest expense, income taxes, depreciation and amortization. Our credit facility uses EBITDA to measure our compliance with covenants, such as interest coverage and leverage. EBITDA is not, and should not, be used as a substitute for Operating Income as determined in accordance with GAAP and is only used to measure our compliance with our debt covenants. Management does not use EBITDA for any other measurement purpose.

February 10, 2010	22

Return On Equity: 2000 – 2009

(a)	Return on Equity is Net Income for the given period divided by the average shareholders’ equity at the beginning and end of the period. Return on Equity figures for 2001 and 2000 include the effect of adoption of ASC Topic 718 Compensation – Stock Compensation on total stockholders’ equity.

February 10, 2010	23

Fourth Quarter Acquisitions

Impact BBDO is a leading Middle East and North Africa marketing and communications group.

With operations across the region, Impact BBDO provides a full service delivery platform including: advertising, strategic media planning, buying & monitoring, research & account planning, corporate identity development & deployment, sales promotion, public relations, and interactive one-to-one communications including CRM, web marketing, on-line & digital media and grassroots activities.

Impact BBDO has operated as an associated agency of BBDO since 1979 and is headquartered in Dubai, United Arab Emirates.

February 10, 2010	24